SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 20, 1999



                       SPRINT CORPORATION
     (Exact name of Registrant as specified in its charter)

    Kansas                         0-4721                  48-0457967
(State of Incorporation)   (Commission File Number)      (I.R.S. Employer
                                                        Identification No.)


   2330 Shawnee Mission Parkway, Westwood, Kansas            66205
     (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (913) 624-3000



 (Former name or former address, if changed since last report)


          P. O. Box 11315, Kansas City, Missouri 64112
        (Mailing address of principal executive offices)

Item 5.  Other Events

     First Quarter 1999 Results Announced

     On April 20, 1999, Sprint Corporation ("Sprint") announced first quarter 1999 results in both its FON Group and its PCS Group. Information concerning the results is contained in the news release, a copy of which is filed as Exhibit 99-A to this report and is incorporated in this report by reference.

     Stock Split Announced

     On April 20, 1999, Sprint announced that its Board of
Directors had declared a 2-for-1 stock split of its FON Common Stock in the form of a dividend payable in shares of FON Common Stock. The dividend will be distributed on June 4, 1999 to stockholders of record as of the close of business on May 13, 1999. A copy of the news release is filed as Exhibit 99-B to this report and is incorporated in this report by reference.

     Purchase of Remaining Interest in Cox Communications PCS, L.P.

     Cox Communications ("Cox") has exercised its right to require Sprint to purchase Cox's 40.8% interest in Cox
Communications PCS, L.P., which provides personal communications services (PCS) in the Los Angeles - San Diego - Las Vegas MTA.

     Sprint will issue Cox an aggregate of 24,299,504 shares of its PCS Common Stock, Series 2, in exchange for the interest. The closing of the purchase is expected to occur in the second quarter of 1999. After the purchase is concluded, Sprint will own 100% of Cox Communications PCS, L.P.

Item 7.  Financial Statements and Exhibits.

     (c)    Exhibits

            24-A Power of Attorney for Sprint Corporation relating
                 to Registration Statement on Form S-3 (No. 333-65649)

            24-B Power of Attorney for Sprint Capital Corporation
                 relating to Registration Statement on Form S-3
                 (No. 333-65649)

            99-A News Release Relating to First Quarter 1999 Results

            99-B News Release Relating to Stock Split

                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              SPRINT CORPORATION


Date: April 20, 1999             By: /s/ Michael T. Hyde
                                   Michael T. Hyde
                                   Assistant Secretary

                         EXHIBIT INDEX

Exhibit
Number    Description                                                Page

24-A      Power of Attorney for Sprint Corporation relating to
          Registration Statement on Form S-3 (No. 333-65649)

24-B Power of Attorney for Sprint Capital Corporation relating to Registration Statement on Form S-3
          (No. 333-65649)

99-A      News Release Relating to First Quarter 1999 Results

99-B      News Release Relating to Stock Split